EXHIBIT 10.1

gold party payday, INC.

SUBSCRIPTION AGREEMENT

NO NON-U.S. PURCHASER MAY ENGAGE IN ANY HEDGING TRANSACTIONS WITH RESPECT TO THE SECURITIES.

To:	Gold Party Payday, Inc.
3189 Pepperhill Road
Lexington, Kentucky 40502
	Attn:	Ms. Tatum L. Morita
President, Chief Executive Officer and Chief Financial Officer

This Subscription Agreement (“Agreement”) sets forth the terms under which the undersigned (“Subscriber”) will invest in Gold Party Payday, Inc., a Delaware corporation (the “Corporation”). This subscription is one of a limited number of subscriptions for up to 666,667 shares of Common Stock (the “Shares”) at a price of $0.12 per share (the “Subscription Price”).

The Shares are being offered to a limited number of Subscribers on behalf of the Corporation.

Execution of this Agreement by the Subscriber shall constitute an offer by the Subscriber to subscribe for the Shares set forth in this Agreement on the terms and conditions specified herein. The Corporation reserves the right to reject such subscription offer or, by executing a copy of this Agreement, to accept such offer. If the Subscriber's offer is accepted, the Corporation will execute this Agreement and return an executed copy of the Agreement to the Subscriber. If the Subscriber's offer is rejected, the payment accompanying this Agreement will be returned, with the notice of rejection.

A.	NON-UNITED STATES SUBSCRIBER DECLARATION

The Subscriber acknowledges that the Subscriber is purchasing the Shares and represents that the Subscriber has the following relationship with a director, officer or promoter of the Corporation (check one):

Friend	_____
Relative	_____
Business Associate	_____

B.	UNITED STATES SUBSCRIBER DECLARATION

If the undersigned is a United States resident, the undersigned warrants and certifies that the undersigned is an “Accredited Investor,” as that term is defined under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of the undersigned's qualification under one or more of the following categories (please check the appropriate space or spaces):

_____ The undersigned is a natural person whose individual net worth, or joint net worth with the person's spouse exceeds $1,000,000. The calculation of net worth excludes (i) the value of the undersigned’s primary residence and (ii) the amount of any indebtedness secured by the primary residence, except to the extent that the lender or lenders have recourse to the undersigned personally and the indebtedness exceeds the value of the primary residence.

_____ The undersigned is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____ The undersigned is a corporation, organization described in Section 501(c)(3) of the United States Internal Revenue Code, Massachusetts Trust or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

_____ The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person.

_____ The undersigned is a director or executive officer of the Corporation.

_____ The undersigned is a private business development Corporation as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____ The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance corporation as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____ The undersigned is an entity in which all of the equity owners are accredited investors under one or more of the categories set forth above.

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All Accredited Investors must initial the following:

_____ I understand that the representations contained in this section are made for the purpose of qualifying me as an Accredited Investor, as that term is defined under the Securities Act, for the purpose of inducing a sale of Shares to me. I hereby represent that the statement or statements initialed above are true and correct in all respect. I understand that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

C.	TERMS, CORPORATE DISCLOSURE AND GENERAL SUBSCRIBER ACKNOWLEDGEMENTS AND WARRANTIES

1.	Use of Funds of the Shares

The Subscriber acknowledges that the funds to be raised from the Shares are to be employed for the business of the Corporation in accordance with management's discretion as to the best use of the same for the Corporation's business plan. The Corporation reserves the right at any time to alter its business plan in accordance with management's appraisal of the market for the goods and services of the Corporation.

2.	Method of Subscription and Terms of Fund Release

A subscription shall be made by delivering to the Corporation a signed copy of this Agreement and the Subscription Price made to the Corporation or such party as the Corporation may direct. The funds will be employed by the Corporation immediately upon acceptance of the subscription, or of the lesser amount if the full subscription is not accepted.

The Corporation shall return to the Subscriber the Subscription Price, or such amount as has not been accepted, as to such part of the subscription which the Corporation has not accepted.

The Subscriber hereby agrees and acknowledges that:

(a)          Further Financing. The Corporation may issue further offers similar to the within which may bear higher or lower prices, as reasonably determined by the Corporation. The Corporation may, and will, acquire debt and/or equity financing in the future if required or advisable in the course of the Corporation's business development.

(b)          Withdrawal or Revocation. This Agreement is given for valuable consideration and shall not be withdrawn or revoked by the Subscriber once tendered to the Corporation with the Subscription Price.

(c)          Agreement to be Bound. The Subscriber hereby specifically agrees to be bound by the terms of this Agreement as to all particulars hereof and hereby reaffirms the acknowledgments, representations and powers set forth in this Agreement.

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(d)          Reliance on Subscriber's Representations. The Subscriber understands that the Corporation will rely on the acknowledgments, representations and covenants of the Subscriber herein in determining whether a sale of the Shares to the Subscriber is in compliance with applicable securities laws. The Subscriber warrants that all acknowledgments, representations and covenants are true and accurate.

(e)          Waiver of Preemptive Rights. The Subscriber hereby grants, conveys and vests the Chief Executive Officer of the Corporation as the Subscriber's power of attorney solely for the purpose of waiving any prior or preemptive right which the Subscriber may have under applicable law to further issues of the Shares of the Corporation.

3.	Subscriber's Representations, Warranties and Understandings

The Subscriber represents and warrants to the Corporation and understands that:

(a)          Principal. The Subscriber is purchasing the Shares as principal for the Subscriber’s own account and not for the benefit of any other person except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the Shares.

(b)          Decision to Purchase. The decision of the Subscriber to enter into this Agreement and to purchase Shares pursuant hereto has been based only on the representation of this agreement and any collateral business plan or offering memorandum provided herewith or based upon the Subscriber's relationship with the foregoing stated person of the Corporation. It is not made on other information relating to the Corporation and not upon any oral representation as to fact or otherwise made by or on behalf of the Corporation or any other person. The Subscriber agrees that the Corporation assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information, which has been created based upon the Corporation's management experience. In particular, and without limiting the generality of the foregoing, the decision to subscribe for Shares has not been influenced by:

•	Newspaper, magazine or other media articles or reports related to the Corporation or its business; or

•	Promotional literature or other materials used by the Corporation for sales or marketing purposes; or

•	Any representation, oral or otherwise that the Corporation will become a publicly traded company, that the Shares will be repurchased or have any guaranteed future realizable value, or that there is any certainty as to the success of the Corporation or liquidity or value of the Shares.

(c)          Economic Risk. The Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluation the merits and risks of the Subscriber’s investment in the Shares and the Subscriber is able to bear the economic risk of a total loss of the Subscriber's investment in the Shares.

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(d)          Speculative Investment. The Subscriber understands that an investment in the Shares is a speculative investment and that there is no guarantee of success of management's plans. Management's plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Corporation's assets and present level of management's skills, and those whom the Corporation will need to attract (which cannot be assured). Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated circumstances which can typically not be accurately, or at all, predicted.

(e)          Status. If the Subscriber is a U.S. person then such has been declared in this document and the Subscriber qualifies as an eligible subscriber under the relevant state and federal U.S. laws as elsewhere herein specified.

(f)           Address. The Subscriber is resident as set out on the last page of this Agreement as the "Subscriber's Address" and the address set forth on the last page of this Agreement is the true and correct address of the Subscriber.

(g)          Risk and Resale Restriction. The Subscriber is aware of the risks and other characteristics of the Shares and of the fact that the Subscriber will not be able to resell the Shares except in accordance with the applicable securities legislation and regulatory policy.

(h)          Receipt of Information. The Subscriber acknowledges that, to the Subscriber’s satisfaction:

•	The Subscriber has either had access to or has been furnished with sufficient information regarding the Corporation and the terms of this investment transaction to the Subscriber’s satisfaction;

•	The Subscriber has been provided the opportunity to ask questions concerning this investment transaction and the terms and conditions thereof and all such questions have been answered to the Subscriber’s satisfaction; and

•	The Subscriber has been given ready access to and an opportunity to review any information, oral or written, that the Subscriber has requested, in particular to any offering memorandum or business plan of the Corporation, if available, concurrent with or as a part of this subscription.

(i)          Confidentiality. The Subscriber understands that the Corporation's business plan and this Agreement are confidential. The Subscriber has not distributed such, or divulged the contents thereof, to anyone other than such legal or financial advisors as the Subscriber has deemed desirable for purposes of evaluating an investment in the Shares and the Subscriber has not made any copies thereof except for the Subscriber’s own records.

(j)          Age of Majority. The Subscriber, if an individual, has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto.

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(k)          Authorization and Formation of Subscriber. The Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Shares and such entity has not been formed for the specific purpose of acquiring Shares in the offering. If the Subscriber is one of the aforementioned entities, it hereby agrees that upon request of the Corporation it will supply the Corporation with any additional written information that may be requested by the Corporation.

(l)           Legal Obligation. This Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber.

(m)          Compliance with Applicable Laws. The Subscriber knows of no reason why the delivery of this Agreement, the acceptance of it by the Corporation and the issuance of the Shares to the Subscriber will not comply with all applicable laws of the Subscriber's jurisdiction of residence or domicile, and all other applicable laws, and the Subscriber has no reason to believe that such will cause the Corporation to become subject to or required to comply with any additional disclosure, prospectus or reporting requirements. The Subscriber will comply with all applicable securities laws and will assist the Corporation in all reasonable manners to comply with all applicable securities laws.

(n)          Encumbrance or Transfer of Shares. The Subscriber will not sell, assign, gift, pledge or encumber in any manner whatsoever the Shares herein subscribed without the prior written consent of the Corporation and in accordance with applicable securities laws.

The Subscriber agrees that the above representations and warranties of the Subscriber will be true and correct as of the execution of and acceptance of this Agreement and will survive the completion of the issuance of the Shares. The Subscriber understands that the Corporation will rely on the representations and warranties of the Subscriber herein in determining whether a sale of the Shares to the Subscriber is in compliance with foreign, federal, state and local securities laws and the Subscriber agrees to indemnify and hold harmless the Corporation from all damages or claims resulting from any misrepresentation by the Subscriber.

4.	Material Changes

The Subscriber undertakes to notify the Corporation immediately should there be any material change in the foregoing warranties and representations and provide the Corporation with the revised or corrected information. The Subscriber hereby agrees to indemnify and hold the Corporation and its affiliates, and the Escrow Agent harmless from and against any and all liability, damage, cost or expense (including reasonable attorneys' fees) incurred on account of or arising out of:

(a)          Any inaccuracy in the Subscriber's acknowledgments, representations or warranties set forth in this Agreement;

(b)          The Subscriber's disposition of any of the Shares contrary to the Subscriber's acknowledgments, representations or warranties in this Agreement;

(c)          Any suit or proceeding based upon a claim that said acknowledgments, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Corporation or its affiliates or the disposition of all or any part of the Subscriber's Shares; and

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(d)          The Subscriber's failure to fulfill any or all of the Subscriber's obligations herein.

5.	Address for Delivery

Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by delivery (electronic or otherwise) or prepaid registered mail deposited in a post office addressed to the Subscriber or the Corporation at the address specified in this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

6.	Change of Address

Either party may at any time, and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

7.	Severability and Construction

Each section, sub-section, paragraph, sub-paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

8.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Any dispute regarding matters as between the Subscriber and the Corporation, whether as a subscriber or shareholder, and whether arising under this Agreement or pursuant to Shareholder or shareholder right pursuant to the documents of the Corporation or applicable law, shall be adjudicated in Delaware unless the Corporation shall determine or permit otherwise.

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9.	Survival of Representations and Warranties

The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

10.	Counterparts

This Agreement may be signed by the parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth in this Agreement. This Agreement may be executed and exchanged by facsimile and such facsimile copies shall be valid and enforceable agreements.

11.	Entire Agreement

This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. There are no collateral agreements or understandings hereto and this Agreement, and the documents contemplated herein, constitutes the totality of the parties' agreement. This Agreement may be amended or modified in any respect by written instrument only.

12.	Successors and Assigns

The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Subscriber and the Corporation, and their respective successors and lawfully permitted assigns; provided that, except as herein provided, this Agreement shall not be assignable by any party without the written consent of the other. The benefit and obligations of this Agreement, insofar as they extend to or affect the Subscriber, shall pass with any assignment or transfer of the Shares in accordance with the terms of this Agreement.

13.	Subscription Amount and Payments

Subscriber hereby subscribes for ______________ (Number) of Shares for a total purchase price of $________ (Number of Shares x $0.12) and hereby submits a check in the amount of $________ (Number of Shares x $0.12) made payable to:

Gold Party Payday, Inc.
3189 Pepperhill Road
Lexington, Kentucky 40502

Attn:    Ms. Tatum L. Morita
President, Chief Executive Officer and Chief Financial Officer

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14.	Effective Date

This Agreement shall take effect upon the date of acceptance by the Corporation.

DATED at __________, __________ on this _____ day of __________ 2012.

Name of Subscriber (please print):

___________________________

Official Capacity or Title (corporations only):

___________________________

Social Security Number / Corporate Federal ID Number:

___________________________

Subscriber's Address:

___________________________

___________________________

___________________________

Subscriber's E-mail Address:

___________________________

Telephone Number:

___________________________

Authorized Signature:

___________________________

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ACCEPTANCE

The Corporation hereby accepts the above subscription as of this _____ day of ________ 2012.

GOLD PARTY PAYDAY, INC.

By: _____________________

Title: ____________________

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